SALOMON BROTHERS HIGH INCOME FUND II INC

June 2, 1999

Dear Shareholders:

We are pleased to provide this first annual report for the Salomon Brothers High Income Fund II Inc ("Fund") as of April 30, 1999. We hope you find this report to be useful and informative. Included are market commentary, a schedule of the Fund's investments as of April 30, 1999 and financial statements for the period ended April 30, 1999. The Fund distributed income dividends totaling $1.22 per share during this period. The table below shows the annualized distribution rate and the total return for the period covered by this report based on the Fund's April 30, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:

                 Price          Annualized
               Per Share     Distribution Rate*    Total Return
               ---------     -----------------     ------------
             $13.54 (NAV)           10.19%           (0.98)%
             $12.625 (NYSE)         10.93%           (7.57)%

In comparison, the Salomon Smith Barney High Yield Market Index showed a return of 2.33% and the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") showed a decline of 5.63% during the same period.

On April 30, 1999, 69.9% of the Fund's long-term investments were in high-yield corporate bonds. The remaining 30.1% was invested in emerging market issuers, including obligations of sovereign governments.

When the Fund was organized in May 1998, the High Yield and Emerging Debt Markets were trading at 355 basis points over Treasuries and 550 basis points over Treasuries, respectively. In the ensuing twelve months, both markets experienced periods of extreme volatility which we describe below. The Fund has come through this period invested in a broadly diversified portfolio of high yield and emerging markets credits. The Fund is modestly leveraged (i.e., approximately 10% of total assets) and remains committed to maximizing current income through prudent investments in high yield and emerging markets debt.

U.S. HIGH YIELD MARKET

The year ended April 30, 1999 was marked by periods of extreme volatility in all financial markets caused by fundamental problems in Asia, Russia and Brazil. The performance of the U.S. high-yield bond market was influenced by these fundamental developments as well as from technical market factors. The market returned 2.61% for the 12-month period ended April 30, 1999 as measured by the Salomon Smith Barney High Yield Market Index.

High yield market performance was relatively stable during the first few months of the Fund's fiscal year, reflecting the trend in behavior of U.S. equity markets and reduced volatility in Asian markets. Volatility increased substantially during August and September as investors reduced their exposure to credit risk and sought the safety and liquidity of the U.S. Treasury market. This flight to quality was triggered by the Russian currency crisis. In August, the market suffered an outflow of over $2 billion from high-yield bond mutual funds, while new issue activity ground to a halt. The spread over cap treasuries of the Salomon

----------
* The distribution rate assumes a current monthly income dividend rate of $0.115 per share for twelve months and excludes any special dividends.

SALOMON BROTHERS HIGH INCOME FUND II INC

Smith Barney High Yield Index widened from 374 basis points at the end of July to 664 basis points in late October. This yearly spread of 300 basis points reflected a dramatic change in investor sentiment toward risk rather than any specific fundamental change in credit quality in the high-yield market.

The market's recovery was triggered by the Federal Reserve Board ("Fed")'s easing of the federal funds rate and has continued with further strong U.S. economic growth. The Fed rate cuts convinced investors that the impact of international events on the U.S. high-yield market would be limited and that the market represented attractive value. With the exception of a brief contraction in February following Brazil's currency devaluation, the U.S. high-yield bond market moved higher over the course of the Fund's fiscal year. The market's recovery has been fueled by a number of fundamental and technical factors including:

      o     a strong U.S. economy,

      o     a high level of merger and acquisition activity,

      o     historic highs in equity indices,

      o strong demand for high-yield paper from both retail and institutional investors,

      o     a lighter-than-anticipated new issue calendar,

      o     a rebound in energy prices, and

      o     more stability in global markets.

As reported by the Salomon Smith Barney High Yield Market Index, the high-yield market returned 2.33% during the reporting period. The average market yield at April 30, 1999 was 9.99%, up from 9.09% at May 31, 1998. In addition, the spread over U.S. Treasuries finished the period at 471 basis points, widening from 355 basis points at May 31, 1998.

For the year ended April 30, 1999, the top-performing industries in the high-yield bond market included Cable & Media, Utilities, Gaming and most other industry groups with relatively stable and predictable cash flows. Housing & Related and Retail also outperformed. The worst performing industry group during the Fund's fiscal year was Energy. The performance of the energy sector has improved since OPEC reached an agreement to cut oil production, triggering a sharp increase in oil prices. In addition, Healthcare underperformed due to difficulties presented by the newly imposed PPS Medicare reimbursement system. Other underperforming industry groups included Consumer Products, Metals & Mining and Textile/Apparel.

Our outlook for the high-yield market remains positive given current valuations. We continue to focus on good quality and liquid credits in our highly diversified portfolio.

EMERGING MARKET DEBT

Emerging Market Debt returned a negative 8.85% for the fiscal year ended April 30, 1999 as measured by the JP Morgan Emerging Markets Bond Index Plus. The primary events impacting emerging market debt during the fiscal year included the severe recession in Asia, the Russian domestic debt default and the currency crisis in Brazil. Each of these events had a sharply negative impact on the countries directly involved, as well as a broader spillover impact on the entire market.

SALOMON BROTHERS HIGH INCOME FUND II INC

The recession in Asia, a product of the rolling currency crisis which impacted Thailand, Korea, Malaysia and Indonesia and threatened the currency peg in Hong Kong, had a direct negative impact on the debt values of each of these countries. In addition, the currency turmoil in Asia increased the risk premium in all emerging markets debt. This increase in the risk premium represented investor perception that there was a likelihood of currency devaluation in all emerging markets. While these perceptions were unfair to many emerging markets countries, it was a lingering concern for investors at the beginning of the Fund's fiscal year.

Russia's ability to finance its budget deficit was another important factor for the emerging debt market. Russia's currency was under pressure at the beginning of the Fund's fiscal year as investors questioned the country's ability to maintain currency stability without meaningful fiscal reform. The country made some progress on fiscal reform and successfully accessed external debt markets during June and July, which helped to relieve some of the short-term pressure on its finances. The pro reform government continued to promote its reform agenda but was hampered by its inability to increase tax collections. The progress Russia made through early August, as well as its constructive relationship with the International Monetary Fund ("IMF"), was severely damaged when it chose to devalue the ruble, default on domestic debt and dismiss its government, in the middle of August. Russia was pushed to this unlikely combination of measures by its inability to roll over obligations in the Treasury bill market. Russia's debt securities declined by nearly 80% during August with the decline concentrated in a three-day period following these events.

The turmoil in Russia impacted all emerging markets debt as investors fled the asset class for the safety of the U.S. Treasury market. This flight to quality was compounded by the forced unwinding of substantial leverage which financed many investments in emerging markets. The magnitude of spread widening in emerging market debt was similar to the Mexican peso crisis in early 1995, although the 1998 spread widening occurred more quickly. In addition, spreads in all other non-Treasury fixed-income investments -- including investment grade corporate debt and investment grade asset-backed securities -- expanded to historically wide levels.

Emerging market debt began to recover in September as investors recognized that at 1,500 basis points over Treasuries the market was dramatically oversold. The recovery was further supported by interest-rate cuts by the Fed that totaled 75 basis points. Most emerging markets decoupled from Russia in the recovery as investors recognized value in many oversold countries. Russia's economic outlook was as uncertain as its political situation. Russia began to recover in early 1999 as it reopened discussions with the IMF, and successfully made coupon payments on its Eurobond debt.

The final major development in emerging markets during the Fund's fiscal year was the devaluation of the Brazilian currency in January. After a few false starts, Brazil has made major strides toward restoring market confidence in its monetary and fiscal policy. This restoration of confidence has been led by Arminio Fraga, the new central bank president, and complemented by the government's ability to obtain a timely Congressional package of some key fiscal reforms. Brazil still has a very heavy domestic debt burden, but its improvement in monetary policy and its fiscal reforms have created an opportunity for the country to restructure its debt.

Over the course of the Fund's highly eventful first fiscal year, we have remained invested in emerging markets debt. While the market has been highly volatile, our extensive experience in the asset class has convinced us that in order to enjoy the long-term returns offered by the market we must ride out the volatility. The primary rationale for remaining invested in a downturn is that emerging market declines are

SALOMON BROTHERS HIGH INCOME FUND II INC

usually accompanied by reduced liquidity. When the market recovers, an equally sharp rebound also occurs with below-normal levels of liquidity, and it is impossible to create a diversified portfolio at the market bottom. We did increase our allocation to emerging market debt over the course of the fiscal year during periods when the market was oversold. We remain committed to our strategy of combining emerging market debt with high-yield debt in order to maximize current income in a highly diversified portfolio.

In a continuing effort to provide timely information about the Salomon Brothers High Income Fund II Inc, shareholders can call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding your Fund stock account, please call First Data Investor Services Group Inc. at 1-800-331-1710.

Thank you for your investment in the Salomon Brothers High Income Fund II Inc. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,


/s/ Heath B. McLendon                    /s/ Peter J. Wilby

Heath B. McLendon                        Peter J. Wilby
Chairman                                 Executive Vice President

SALOMON BROTHERS HIGH INCOME FUND II INC

Schedule of Investments
April 30, 1999

   Face
  Amount                              Security                                Value
-----------------------------------------------------------------------------------------
Corporate Bonds -- 69.1%
Basic Industries -- 7.9%
$10,000,000    AEI Holdings Co. Inc., 10.500% due 12/15/05 .............    $  10,200,000
 10,000,000    Glencore Nickel, 9.000% due 12/1/14 .....................        8,662,500
  5,000,000    Huntsman Corp., 9.500% due 7/1/07(a) ....................        4,950,000
  7,500,000    Huntsman Packaging Corp., 9.125% due 10/1/07 ............        7,593,750
 10,000,000    Key Plastics Holdings, Inc., 10.250% due 3/15/07 ........       10,150,000
  4,250,000    P&L Coal Holding Corp., 9.625% due 5/15/08 ..............        4,430,625
  8,000,000    PCI Chemicals Canada Inc., 9.250% due 10/15/07 ..........        6,740,000
  9,500,000    Philipp Brothers Chemicals, Inc., 9.875% due 6/1/08 .....        9,310,000
  7,000,000    Radnor Holdings Corp., 10.000% due 12/1/03 ..............        7,297,500
               Tekni-Plex, Inc.:
  3,000,000      11.250% due 4/1/07 ....................................        3,270,000
  5,500,000      9.250% due 3/1/08 .....................................        5,651,250
                                                                            -------------
                                                                               78,255,625
                                                                            -------------

 Consumer Cyclicals -- 3.6%
               Archibald Candy Corp.:
  3,500,000      10.250% due 7/1/04(a) .................................        3,605,000
  5,550,000      10.250% due 7/1/04 ....................................        5,716,500
  4,000,000    Cole National Group, 8.625% due 8/15/07 .................        3,960,000
 10,000,000    HMH Properties, 7.875% due 8/1/08 .......................        9,700,000
  5,000,000    Synthetic Industries, Inc., 9.250% due 2/15/07 ..........        5,200,000
  7,750,000    Thermadyne Manufacturing, 9.875% due 6/1/08 .............        7,285,000
                                                                            -------------
                                                                               35,466,500
                                                                            -------------

 Consumer Non-Cyclicals -- 16.8%
 12,000,000    AKI, Inc., 10.500% due 7/1/08 ...........................       11,430,000
  5,000,000    ALARIS Medical, Inc., 9.750% due 12/1/06 ................        5,125,000
  2,250,000    American Safety Razor Co., 9.875% due 8/1/05 ............        2,275,312
 10,000,000    Ameriserve Food Distribution Inc., 10.125% due 7/15/07 ..        8,300,000
  5,500,000    Anchor Advanced Products, Inc., 11.750% due 4/1/04 ......        5,671,875
  7,000,000    Aztar Corp., 8.875% due 5/15/07(a) ......................        7,035,000
  8,750,000    The Derby Cycle Corp., 10.000% due 5/15/08 ..............        8,531,250
  2,000,000    Empress Entertainment, Inc., 8.125% due 7/1/06 ..........        2,015,000
  8,500,000    French Fragrances, Inc., 10.375% due 5/15/07 ............        8,670,000
 10,000,000    Home Interiors & Gifts, Inc., 10.125% due 6/1/08 ........       10,150,000

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 1999

   Face
  Amount                              Security                                  Value
-----------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 16.8% (continued)
$ 7,750,000    Horseshoe Gaming LLC, 9.375% due 6/15/07 ..................   $  8,040,625
  6,000,000    Imperial Holly Corp., 9.750% due 12/15/07 .................      6,105,000
 10,000,000    Iowa Select Farms, 10.750% due 12/1/05(a) .................      8,025,000
  1,750,000    Isle of Capri Casinos, Inc., 8.750% due 4/15/09(a) ........      1,745,625
  4,500,000    Moll Industries, Inc., 10.500% due 7/1/08 .................      3,915,000
  7,500,000    Polaroid Corp., 11.500% due 2/15/06 .......................      7,893,750
               Pueblo Xtra International, Inc.:
 10,750,000      9.500% due 8/1/03 .......................................     10,588,750
  1,750,000      Series C, 9.500% due 8/1/03 .............................      1,741,250
  2,880,000    Purina Mills, Inc., 9.000% due 3/15/10 ....................      2,534,400
 11,500,000    Revlon Worldwide Corp., zero coupon bond due 3/15/01 ......      7,762,500
 10,000,000    SC International Services, 9.250% due 9/1/07 ..............     10,750,000
               Sun International Hotels:
  4,500,000      8.625% due 12/15/07 .....................................      4,680,000
  2,165,000      9.000% due 3/15/07 ......................................      2,278,662
 37,500,000    Sunbeam Corp., zero coupon bond due 3/25/18 ...............      4,687,500
 10,000,000    Triarc Consumers, 10.250% due 2/15/09(a) ..................     10,100,000
  7,000,000    Windmere-Durable Holdings Inc., 10.000% due 7/31/08 .......      6,562,500
                                                                             ------------
                                                                              166,613,999
                                                                             ------------

Energy -- 2.6%
 10,000,000    Canadian Forest Oil Ltd., 8.750% due 9/15/07 ..............      9,850,000
 10,000,000    Continental Resources, 10.250% due 8/1/08 .................      7,700,000
  7,900,000    Dailey International Inc., 9.500% due 2/15/08(e)(f) .......      2,607,000
  4,000,000    Pennzoil Co., 10.250% due 11/1/05 .........................      4,270,000
 10,000,000    Transamerican Energy Corp., 11.500% due 6/15/02(e)(f) .....      1,700,000
                                                                             ------------
                                                                               26,127,000
                                                                             ------------

Financial -- 2.9%
  2,000,000    Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19      2,026,420
               Contifinancial Corp.:
  5,000,000      7.500% due 3/15/02 ......................................      3,800,000
  5,000,000      8.375% due 8/15/03 ......................................      3,850,000
  8,000,000    Morgan Stanley Aircraft Finance, Series 1A,
                 Class D1, 8.700% due 3/15/23(a) .........................      7,360,000
  7,500,000    Nationwide Credit, 10.250% due 1/15/08 ....................      4,012,500
  7,500,000    Williams Scotsman Inc., 9.875% due 6/1/07 .................      7,837,500
                                                                             ------------
                                                                               28,886,420
                                                                             ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 1999

   Face
  Amount                              Security                                     Value
-------------------------------------------------------------------------------------------
Industrial/Manufacturing -- 7.6%
$ 8,800,000    Breed Technologies, 9.250% due 4/15/08 .......................   $ 2,640,000
  8,500,000    Communication Instruments, 10.000% due 9/15/04 ...............     8,245,000
  7,000,000    Foamex L.P., 9.875% due 6/15/07 ..............................     6,317,500
  3,000,000    Hexcel Corp., 9.750% due 1/15/09 .............................     3,060,000
  5,000,000    International Utility, 10.750% due 2/1/08 ....................     5,125,000
 14,475,000    Jordan Industries Inc., zero coupon until 4/1/02
                 (11.750% thereafter), due 4/1/09 ...........................     8,829,750
  8,000,000    Motors & Gears, 10.750% due 11/15/06 .........................     8,260,000
  7,250,000    Neenah Corp., 11.125% due 5/1/07 .............................     7,376,875
  5,000,000    Oxford Automotive Inc., 10.125% due 6/15/07(a) ...............     5,187,500
               Polymer Group:
  6,500,000      9.000% due 7/1/07 ..........................................     6,678,750
  1,000,000      8.750% due 3/1/08 ..........................................     1,017,500
  7,500,000    Transdigm Inc., 10.375% due 12/1/08 ..........................     7,593,750
  5,000,000    Venture Holdings Trust, 9.500% due 7/1/05 ....................     5,062,500
                                                                                -----------
                                                                                 75,394,125
                                                                                -----------

Media/Telecommunications -- 21.5%
  2,136,263    Adelphia Communications, Series B, 9.500% due 2/15/04(c) .....     2,253,757
 10,000,000    Advanstar Communications, 9.250% due 5/1/08 ..................    10,400,000
 10,000,000    Amphenol Corp., 9.875% due 5/15/07 ...........................    10,375,000
 10,500,000    Avalon Cable Holdings, zero coupon until 12/1/03
                 (11.875% thereafter), due 12/1/08(a) .......................     7,035,000
  2,000,000    Call Net Enterprises Inc., zero coupon until
                 8/15/03 (8.940% thereafter), due 8/15/08 ...................     1,300,000
  2,000,000    Centennial Cellular, 10.750% due 12/15/08(a) .................     2,175,000
  4,750,000    Century Communications, zero coupon bond due 1/15/08 .........     2,280,000
 12,500,000    Charter Communications Holdings LLC., zero coupon until 4/1/04
                 (9.920% thereafter), due 4/1/11(a) .........................     8,250,000
  2,250,000    Citadel Broadcasting, 9.250% due 11/15/08 ....................     2,424,375
               Frontiervision Holdings:
  8,500,000      Zero coupon until 9/15/01 (11.875% thereafter), due 9/15/07      7,522,500
  4,000,000      Zero coupon until 9/15/01 (11.875% thereafter), due 9/15/07      3,540,000
  8,000,000    Granite Broadcasting Corp., 8.875% due 5/15/08 ...............     8,020,000
 11,500,000    GST Telecom, zero coupon until 5/1/03
                 (10.500% thereafter), due 5/1/08(a) ........................     6,957,500
 10,000,000    Hollinger International Publishing, 9.250% due 2/1/06 ........    10,475,000
  5,000,000    Intermedia Communications, 8.600% due 6/1/08 .................     5,012,500
 14,000,000    Lin Holdings Corp., zero coupon until 3/1/03
                 (10.000% thereafter), due 3/1/08 ...........................     9,835,000

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 1999

   Face
  Amount                              Security                                     Value
--------------------------------------------------------------------------------------------
Media/Telecommunications -- 21.5% (continued)
$ 5,000,000    Loews Cineplex Entertainment, 8.875% due 8/1/08 ...............   $  5,050,000
 15,000,000    Metronet Communications, zero coupon until 6/15/03
                 (9.950% thereafter), due 6/15/08 ............................     11,737,500
 10,000,000    Musicland Group, 9.875% due 3/15/08 ...........................     10,175,000
               Nextel Communications:
  9,750,000      9.750% due 8/15/04 ..........................................     10,188,750
  3,000,000      Zero coupon until 2/15/03 (9.950% thereafter), due 2/15/08 ..      2,287,500
               NTL Inc.:
  5,000,000      Zero coupon until 2/1/01 (11.500% thereafter), due 2/1/06 ...      4,406,250
 10,000,000      Zero coupon until 10/1/03 (12.375% thereafter), due 10/1/08 .      7,025,000
  8,250,000    Price Communications Wireless, 9.125% due 12/15/06 ............      8,724,375
 10,000,000    R.H. Donnelley Inc., 9.125% due 6/1/08 ........................     10,637,500
 10,000,000    Rogers Communications, 8.875% due 7/15/07 .....................     10,500,000
 10,000,000    Sun Media Corp., 9.500% due 2/15/07 ...........................     11,000,000
               Telewest Communications:
  2,500,000      9.625% due 10/1/06 ..........................................      2,675,000
  3,750,000      Zero coupon until 10/1/00 (11.000% thereafter), due 10/1/07 .      3,337,500
  1,250,000      Zero coupon until 4/15/04 (9.250% thereafter), due 4/15/09(a)        843,750
  5,000,000    Transwestern Publishing, 9.625% due 11/15/07 ..................      5,237,500
 16,500,000    United International Holdings, zero coupon until 2/15/03
                 (10.750% thereafter), due 2/15/08 ...........................     11,096,250
                                                                                 ------------
                                                                                  212,777,507
                                                                                 ------------

               Services/Other -- 4.5%
  7,000,000    American Business Information, 9.500% due 6/15/08 .............      6,160,000
  2,500,000    Aqua Chemical Inc., 11.250% due 7/1/08 ........................      2,100,000
 10,000,000    Kindercare Learning, 9.500% due 2/15/09 .......................     10,087,500
  9,000,000    Marsulex Inc., 9.625% due 7/1/08 ..............................      9,315,000
 10,000,000    Millar Western, 9.875% due 5/15/08 ............................      9,300,000
               Pierce Leahy Corp.:
  2,250,000      11.125% due 7/15/06 .........................................      2,514,375
  2,000,000      8.125% due 5/15/08 ..........................................      1,985,000
  3,500,000    Protection One Inc., 8.125% due 1/15/09(a) ....................      3,482,500
                                                                                 ------------
                                                                                   44,944,375
                                                                                 ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 1999

   Face
  Amount                              Security                            Value
-----------------------------------------------------------------------------------
Transportation -- 1.7%
$ 5,000,000    Enterprises Shipholding, 8.875% due 5/1/08 .........   $  3,500,000
 10,000,000    Stena Line, 10.625% due 6/1/08 .....................      7,800,000
  9,244,471    Viacao Aerea Riograndens (Varig), 9.600% due 2/10/05      5,592,904
                                                                      ------------
                                                                        16,892,904
                                                                      ------------

               Total Corporate Bonds (Cost -- $730,120,574) .......    685,358,455
                                                                      ------------

Sovereign Bonds -- 27.0%
Argentina -- 4.5%
               Republic of Argentina, Global Bonds:
  6,500,000      11.447% due 4/10/05(b) ...........................      6,272,500
 20,150,000      11.000% due 12/4/05 ..............................     20,099,625
 14,300,000      11.750% due 4/7/09 ...............................     14,750,450
  3,750,000      11.375% due 1/30/17 ..............................      3,778,125
                                                                      ------------
                                                                        44,900,700
                                                                      ------------

Brazil -- 4.4%
               Federal Republic of Brazil:
 46,259,244      C Bond, 8.000% due 4/15/14(c) ....................     32,092,351
 13,500,000      FLIRB, Series L, 5.000% due 4/15/09(b) ...........      8,488,125
  5,000,000      NMB, Series L, 5.9375% due 4/15/09(b) ............      3,617,190
                                                                      ------------
                                                                        44,197,666
                                                                      ------------

Bulgaria -- 1.9%
               Republic of Bulgaria:
 28,000,000      FLIRB, Series A, 2.500% due 7/28/12(b) ...........     17,062,500
  3,250,000      IAB, 5.875% due 7/28/11(b) .......................      2,203,906
                                                                      ------------
                                                                        19,266,406
                                                                      ------------
Colombia -- 1.3%
               Republic of Colombia:
  2,080,000      7.250% due 2/15/03 ...............................      1,918,800
  3,500,000      7.270% due 6/15/03(a) ............................      3,185,000
  8,500,000      10.986% due 8/13/05(b) ...........................      8,138,750
                                                                      ------------
                                                                        13,242,550
                                                                      ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 1999

   Face
  Amount                              Security                              Value
-------------------------------------------------------------------------------------
Croatia -- 1.5%
               Croatia Government:
$11,500,000      Series A, 5.812% due 7/31/10(b) ......................   $ 8,998,750
  6,638,324      Series B, 5.812% due 7/31/06(b) ......................     5,393,638
                                                                          -----------
                                                                           14,392,388
                                                                          -----------

Ecuador -- 1.1%
               Republic of Ecuador:
  7,200,000      Bearer, EI Bond, 6.000% due 12/21/04(b) ..............     4,356,000
 16,000,000      Par Bond, 4.000% due 2/28/25(b) ......................     6,860,000
                                                                          -----------
                                                                           11,216,000
                                                                          -----------

Ivory Coast -- 0.2%
  4,875,000    Republic of Ivory Coast, PDI Bond, 2.000% due 3/29/18(b)     1,596,562
                                                                          -----------

Korea -- 0.2%
  2,000,000    Korea Development Bank, Global Bond, 7.900% due 2/1/02 .     2,030,000
                                                                          -----------

Mexico -- 3.1%
               United Mexican States:
 14,750,000      10.375% due 2/17/09 ..................................    15,830,437
 13,200,000      Global Bond, 11.375% due 9/15/16 .....................    15,089,250
                                                                          -----------
                                                                           30,919,687
                                                                          -----------

Panama -- 1.1%
 13,250,000    Republic of Panama, IRB, 4.000% due 7/17/14(b) .........    10,450,937
                                                                          -----------

Peru -- 1.6%
               Republic of Peru:
  6,175,000      FLIRB, 3.750% due 3/7/17(b) ..........................     3,838,151
 17,000,000      PDI, 4.500% due 3/7/17(b) ............................    11,560,000
                                                                          -----------
                                                                           15,398,151
                                                                          -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 1999

   Face
  Amount                              Security                         Value
--------------------------------------------------------------------------------
Philippines -- 1.0%
              Republic of Philippines:
$5,720,000      DCB, 6.000% due 12/1/09 .......................     $  5,233,800
 5,000,000      Series B, 6.500% due 12/1/17 ..................        4,450,000
                                                                    ------------
                                                                       9,683,800
                                                                    ------------

Poland -- 0.2%
 2,500,000    Republic of Poland, 4.000% due 10/27/24 .........        1,731,262
                                                                    ------------

Russia -- 1.4%
              Russia:
                Ministry of Finance, Global Bond:
 1,275,000        11.750% due 6/10/03(a) ......................          556,218
18,000,000        12.750% due 6/24/28 .........................        7,717,500
 7,000,000        12.750% due 6/24/28(a) ......................        3,001,250
 5,275,000        11.000% due 7/24/18 .........................        2,142,968
 3,280,362      IAN, 5.96875% due 12/15/15(b) .................          276,780
                                                                    ------------
                                                                      13,694,716
                                                                    ------------

Venezuela -- 3.5%
              Republic of Venezuela:
   642,880      DCB, Series DL, 5.938 due 12/18/07(b) .........          517,518
30,666,475      FLIRB, Series A, 6.000% due 3/31/07(b) ........       24,207,348
 3,809,500      FLIRB, Series B, 6.000% due 3/31/07(b) ........        3,007,124
 7,525,000      Global Bond, 13.625% due 8/15/18 ..............        7,111,125
                                                                    ------------
                                                                      34,843,115
                                                                    ------------
              Total Sovereign Bonds (Cost -- $259,905,046) ....      267,563,940
                                                                    ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 1999

   Face
  Amount                              Security                         Value
--------------------------------------------------------------------------------
Loan Participations(d) -- 2.3%
$13,719,048   Kingdom of Morocco, Tranche A, 6.0625% due 1/1/09
                (J.P. Morgan Securities, Chase Manhattan Bank,
                Bank of Boston)(b) ...............................   $11,266,768
 12,400,000    Russia, Principal Loan, 5.96875% due 12/15/20
                (Chase Manhattan Bank, Merrill Lynch)(b)(e)(f) ...       918,381
 14,497,873    The People's Democratic Republic of Algeria,
                Tranche 1, 6.000% due 9/4/06
                (Chase Manhattan Bank)(b) ........................     7,828,851
  3,000,000    The People's Democratic Republic of Algeria,
                Tranche 3, 6.000% due 3/4/10
                (Chase Manhattan Bank)(b) ........................     1,515,000
  1,600,000    The People's Democratic Republic of Algeria,
                Tranche A, 6.750% due 3/4/00
                (Chase Manhattan Bank)(b) ........................     1,440,000
                                                                     -----------
              Total Loan Participations (Cost -- $33,144,952) ....    22,969,000
                                                                     -----------

  Shares                              Security                         Value
--------------------------------------------------------------------------------
Preferred Stock(f) -- 0.0%
              TCR Holding:
     17,552     Class B ...........................................        1,053
      9,654     Class C ...........................................          540
     25,451     Class D ...........................................        1,348
     52,657     Class E ...........................................        3,317
                                                                       ---------
              Total Preferred Stock (Cost -- $6,260) ..............        6,258
                                                                       ---------

Warrants(f) -- 0.4%
     28,550   Republic of Argentina Warrants, expire on 12/3/99 ...      856,500
     59,400   United Mexican States Warrants, expire on 2/18/00 ...    3,088,800
                                                                       ---------
              Total Warrants (Cost -- $3,122,931) .................    3,945,300
                                                                       ---------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 1999

   Face
  Amount                              Security                                                            Value
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 1.2%
$12,118,000    State Street Bank & Trust, 4.850% due 5/3/99; Proceeds at maturity -- $12,122,898;
                 (Fully collateralized by U.S. Treasury Bonds, 8.750% due 5/15/17;
                 Market value -- $12,364,688) (Cost -- $12,118,000) .....................               $ 12,118,000
                                                                                                        ------------

               Total Investments -- 100% (Cost -- $1,038,417,763*) ......................               $991,960,953
                                                                                                        ============

----------
      (a) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional buyers.
      (b) Rate shown reflects the current rate on variable rate or step coupon rate instruments.
      (c) Payment-in-kind security for which part of the income earned may be paid in the form of additional principal.
      (d) Participation interests were acquired through the financial institutions indicated parenthetically.
      (e)   Currently in default.
      (f)   Non-income producing securities.
      * Aggregate cost for Federal income tax purposes is substantially the same.

            Abbreviations used in schedule:
            -------------------------------
            DCB   -- Debt Conversion Bond
            EI    -- Eligible Interest
            FLIRB -- Front Loaded Interest Reduction Bond
            IAB   -- Interest in Arrears Bond
            IAN   -- Interest in Arrears Note
            IRB   -- Interest Reduction Bond
            NMB   -- New Money Bond
            PDI   -- Past Due Interest

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Assets and Liabilities
April 30, 1999

ASSETS:
     Investments, at value (Cost -- $1,038,417,763) ...............   $   991,960,953
     Interest receivable ..........................................        23,669,199
     Receivable for investments sold ..............................         7,570,198
     Deferred organization costs ..................................            69,305
     Cash .........................................................               154
     Prepaid expenses .............................................           175,134
                                                                      ---------------
     Total Assets .................................................     1,023,444,943
                                                                      ---------------

LIABILITIES:
     Loan payable .................................................       105,000,000
     Payable for investments purchased ............................        11,320,000
     Dividends payable ............................................         1,406,282
     Management fees payable ......................................           819,595
     Loan interest payable ........................................           631,313
     Administration fees payable ..................................            81,959
     Accrued organizational expenses ..............................            29,700
     Accrued expenses .............................................           363,639
                                                                      ---------------
     Total Liabilities ............................................       119,652,488
                                                                      ---------------
     Total Net Assets .............................................   $   903,792,455
                                                                      ===============

NET ASSETS:
     Common stock ($0.001 par value, 100,000,000 shares authorized;
         66,741,739 shares outstanding) ...........................   $        66,742
     Additional paid-in capital ...................................       997,889,143
     Undistributed net investment income ..........................           695,011
     Accumulated net realized loss on investments .................       (48,401,631)
     Net unrealized depreciation on investments ...................       (46,456,810)
                                                                      ---------------
     Total Net Assets .............................................   $   903,792,455
                                                                      ===============
Net Asset Value, Per Share ($903,792,455 / 66,741,739 shares) .....   $         13.54
                                                                      ===============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Operations
For the Period Ended April 30, 1999(a)

INCOME:
     Interest ..................................................................   $  94,281,666
                                                                                   -------------

EXPENSES:
     Management fees (Note 2) ..................................................       8,691,753
     Interest expense (Note 8) .................................................       2,471,939
     Administration fees .......................................................         869,175
     Shareholder reporting expense .............................................         277,000
     Legal fees ................................................................         115,491
     Audit fees ................................................................          56,000
     Trustees' fees ............................................................          37,537
     Amortization of deferred organization costs ...............................          15,695
     Other .....................................................................         200,143
                                                                                   -------------
     Total Expenses ............................................................      12,734,733
                                                                                   -------------
Net Investment Income ..........................................................      81,546,933
                                                                                   -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
       Proceeds from sales .....................................................     547,601,726
       Cost of securities sold .................................................     596,003,357
                                                                                   -------------
     Net Realized Loss on Investments ..........................................     (48,401,631)
                                                                                   -------------
     Change in Net Unrealized Depreciation on Investments:
       Beginning of period .....................................................              --
       End of period ...........................................................     (46,456,810)
                                                                                   -------------
     Increase in Net Unrealized Depreciation ...................................     (46,456,810)
                                                                                   -------------
Net Loss on Investments ........................................................     (94,858,441)
                                                                                   -------------
Decrease in Net Assets From Operations .........................................   $ (13,311,508)
                                                                                   =============

----------
(a) For the period from May 28, 1998 (commencement of operations) to April 30, 1999.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Changes in Net Assets
For the Period Ended April 30, 1999(a)

OPERATIONS:
     Net investment income ..........................................   $  81,546,933
     Net realized loss ..............................................     (48,401,631)
     Increase in net unrealized depreciation ........................     (46,456,810)
                                                                        -------------
     Decrease in Net Assets From Operations .........................     (13,311,508)
                                                                        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..........................................     (80,851,922)
                                                                        -------------
     Decrease in Net Assets From Distributions to Shareholders ......     (80,851,922)
                                                                        -------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from initial offering (65,670,000 shares issued, net of
        $1,545,000 offering costs) ..................................     983,505,000
     Proceeds from shares issued on reinvestment of dividends
        (1,065,072 shares issued) ...................................      14,350,880
                                                                        -------------
     Increase in Net Assets From Capital Share Transactions .........     997,855,880
                                                                        -------------
Increase in Net Assets ..............................................     903,692,450

NET ASSETS:
     Beginning of period ............................................         100,005
                                                                        -------------
     End of period* .................................................   $ 903,792,455
                                                                        =============
*Includes undistributed net investment income of: ...................   $     695,011
                                                                        =============

----------
(a) For the period from May 28, 1998 (commencement of operations) to April 30, 1999.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Cash Flows
For the Period Ended April 30, 1999(a)

CASH FLOWS USED BY OPERATING ACTIVITIES:
     Purchases of long-term portfolio investments ........... $  (1,601,469,549)
     Proceeds from disposition of long-term portfolio
       investments and principal paydowns ...................       549,489,167
     Net purchase of short-term portfolio investments .......       (12,118,000)
                                                                ---------------
                                                                 (1,064,098,382)

     Net investment income ..................................        81,546,933
     Capitalized income on payment-in-kind securities .......        (1,118,421)
     Amortization of net premium/discount on investments ....       (17,852,789)
     Net change in receivables/payables related to operations       (20,581,150)
                                                                ---------------
     Net Cash Flows Used by Operating Activities ............    (1,022,103,809)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
     Proceeds from bank loan ................................       105,000,000
     Net proceeds from issuance of 65,670,000 shares (Note 1)       983,505,000
     Proceeds from shares issued on reinvestment of dividends        14,350,880
     Cash dividend paid .....................................       (80,851,922)
                                                                ---------------
     Net Cash Provided by Financing Activities ..............     1,022,003,958
                                                                ---------------
Net Decrease in Cash ........................................           (99,851)
Cash, Beginning of Period ...................................           100,005
                                                                ---------------
Cash, End of Period .........................................   $           154
                                                                ===============

----------
(a) For the period from May 28, 1998 (commencement of operations) to April 30, 1999.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Notes to Financial Statements

Note 1. Significant Accounting Policies

Salomon Brothers High Income Fund II Inc ("Fund") was incorporated in Maryland and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with Generally Accepted Accounting Principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income

SALOMON BROTHERS HIGH INCOME FUND II INC and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) DEFERRED ORGANIZATION COSTS. Organization costs amounting to $85,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations in May 1998. However, in accordance with the AICPA Statement of Position No. 98-5, "Reporting on the Costs of Start-up Activities", the Fund will expense the unamortized amount of this asset on the first day of its second fiscal year.

(f) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc, a wholly-owned subsidiary of Salomon Smith Barney Holdings ("SSBH"), acts as investment manager ("Investment Manager") to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., another subsidiary of SSBH, acts as the Fund's administrator ("Administrator") for which the Fund pays a monthly fee at an annual rate of 0.10% of the value of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The administrator performs certain administrative services necessary for the operation of the Fund.

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund's assets, including those investments purchased with leverage.

At April 30, 1999, the Investment Manager and Salomon Smith Barney Inc. owned 6,667 and 6,519 shares, respectively of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

SALOMON BROTHERS HIGH INCOME FUND II INC

Note 3. Portfolio Activity

During the period ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

      Purchases ...............................             $1,612,789,549
                                                            ==============
      Sales ...................................             $  547,601,726
                                                            ==============

At April 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

           Gross unrealized appreciation .............       $ 28,592,346
           Gross unrealized depreciation .............        (75,049,156)
                                                             ------------
           Net unrealized depreciation ...............       $(46,456,810)
                                                             ============

Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At April 30, 1999, the Fund held loan participations with a total cost of $33,144,952.

Note 5. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

SALOMON BROTHERS HIGH INCOME FUND II INC

Note 6. Dividends Subsequent to April 30, 1999

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.115 per share for the months of May and June 1999, payable on May 28 and June 25, 1999 to shareholders of record on May 18 and June 15, 1999, respectively.

Note 7. Capital Loss Carryforward

At April 30, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $32,298,000, available to offset future capital gains through April 30, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

Note 8. Bank Loan

The Fund has outstanding a $105,000,000 loan pursuant to a credit agreement with Chase Manhattan Bank. The current interest rate on the loan is 5.55% and the maturity date is June 23, 1999.

SALOMON BROTHERS HIGH INCOME FUND II INC

Financial Highlights

Data for a share of capital stock outstanding throughout the period ended April 30:

                                                                        1999(1)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .............................   $      15.00
                                                                     ------------
Income (Loss) From Operations:
   Net investment income .........................................           1.23
   Net realized and unrealized loss ..............................          (1.45)
                                                                     ------------
Total Loss From Operations .......................................          (0.22)
                                                                     ------------
Offering Costs on Issuance of Common Stock .......................          (0.02)
                                                                     ------------
Less Distributions From:
   Net investment income .........................................          (1.22)
                                                                     ------------
Net Asset Value, End of Period ...................................   $      13.54
                                                                     ============
Per Share Market Value, End of Period ............................   $     12.625
                                                                     ============
Total Return, Based on Market Price Per Share(2)++ ...............          (7.57)%
Ratios to Average Net Assets+:
   Total expenses, including interest expense ....................           1.54%
   Total expenses, excluding interest expense (operating expenses)           1.24%
   Net investment income .........................................           9.84%
Bank Loans Outstanding, End of Period (000s) .....................        105,000
Weighted Average Interest Rate on Bank Loans .....................           5.72%
Net Assets, End of Period (000s) .................................   $    903,792
Portfolio Turnover Rate ..........................................             66%
---------------------------------------------------------------------------------

(1) For the period May 28, 1998 (commencement of operations) through April 30, 1999.

(2) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

++ Total return is not annualized, as it may not be representative of the total return of the year.

+     Annualized.

SALOMON BROTHERS HIGH INCOME FUND II INC

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund II Inc:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund II Inc (the "Fund") at April 30, 1999, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period May 28, 1998 (commencement of operations) through April 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
June 15, 1999

SALOMON BROTHERS HIGH INCOME FUND II INC

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                     Net Realized &
                           Net Investment              Unrealized
                               Income                  Gain (Loss)
                      ------------------------  -------------------------
Quarters Ended(1)       Total        Per Share    Total         Per Share
-------------------------------------------------------------------------
July 31, 1998(2) ..   $  11,896      $    0.18  $  (9,730)      $   (0.15)
October 31, 1998 ..      22,489           0.34   (138,586)          (2.10)
January 31, 1999 ..      23,108           0.35     32,169            0.48
April 30, 1999 ....      24,054           0.36     21,289            0.32

----------
(1)   Totals expressed in thousands of dollars except per share amounts.
(2) For the period May 28, 1998 (commencement of investment operations) through July 31, 1998.

Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Manager depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Manager's provision of investment management services, including handling of securities trades, pricing and account services. The Investment Manager has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, the Investment Manager has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Manager or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

SALOMON BROTHERS HIGH INCOME FUND II INC

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock ("Shares") of Salomon Brothers High Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of First Data Investor Services Group, Inc. as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

SALOMON BROTHERS HIGH INCOME FUND II INC

If (i) the Agent has not invested the full dividend amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's

SALOMON BROTHERS HIGH INCOME FUND II INC proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice

SALOMON BROTHERS HIGH INCOME FUND II INC to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.

Additional Shareholder Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

SALOMON BROTHERS HIGH INCOME FUND II INC

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Inc.

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc

HEATH B. MCLENDON
      Managing Director, Salomon Smith Barney Inc.;
      President and Director, SSBC Fund
      Management Inc. and Travelers Investment
      Advisors, Inc., Chairman, Smith Barney
      Strategy Advisors Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers

HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

MAUREEN O'CALLAGHAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

BETH A. SEMMEL
      Executive Vice President

PETER J. WILBY
      Executive Vice President

ANTHONY PACE
      Assistant Controller

CHRISTINA T. SYDOR
      Secretary

Salomon Brothers High Income Fund II Inc

      7 World Trade Center
      New York, New York 10048
      Telephone 1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      PNC Bank, N.A.
      17th and Chestnut Streets
      Philadelphia, PA 19103

DIVIDEND DISBURSING AND TRANSFER AGENT
      First Data Investor Services Group, Inc.
      P.O. Box 8030
      Boston, MA 02266-8030

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIX

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                        Salomon Brothers
                        High Income Fund II Inc

                        Annual Report
                        April 30, 1999

                        [GRAPHIC]

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                        Salomon Brothers Asset Management
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First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

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                                                                   BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
                                                               STATEN ISLAND, NY
                                                                PERMIT No. 169
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                                                                  HIXANN 4/99